                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or 240.14a-12

                         Adams Resources & Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, $.10 par value
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          4,217,596
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

                         ADAMS RESOURCES & ENERGY, INC.
                        4400 POST OAK PARKWAY SUITE 2700
                              HOUSTON, TEXAS 77027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 24, 2002

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Adams Resources & Energy, Inc. will be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas, Wednesday, April 24, 2002 at 11:00 a.m., Houston time, for the following purposes:

          1.   To elect a Board of nine Directors;

          2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The close of business on March 22, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

                                       By Order of the Board of Directors

                                       David B. Hurst
                                       Secretary

Houston, Texas
March 25, 2002

--------------------------------------------------------------------------------
                                    IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY PROXY.

--------------------------------------------------------------------------------

                         ADAMS RESOURCES & ENERGY, INC.
                        4400 POST OAK PARKWAY, SUITE 2700
                              HOUSTON, TEXAS 77027

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 24, 2002

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adams Resources & Energy, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders to be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas, on Wednesday, April 24, 2002, at 11:00 a.m., Houston time, and any and all adjournments thereof, for the purposes set forth in the foregoing notice of meeting. This Proxy Statement, together with the enclosed proxy, is being mailed to stockholders on or about March 29, 2002.

     The cost of solicitation of the proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by directors, officers and employees of the Company, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxies and proxy material to their principals. Compensation and expenses of any such firms, which are not expected to exceed $1,000, will be borne by the Company.

     The enclosed proxy, even though executed and returned, may nevertheless be revoked at any time before it is voted by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At the close of business on March 22, 2002, the record date of those entitled to receive notice of and to vote at the meeting, the Company had outstanding 4,217,596 shares of Common Stock, $.10 par value ("Common Stock"). Holders of such stock will be entitled to one vote for each share of Common Stock held by them.

     The following table sets forth information regarding the number of shares of Common Stock of the Company held of record on March 22, 2002, by beneficial owners of more than five percent of the Common Stock, and by all officers and directors as a group. Unless otherwise indicated, each person named below has sole voting and investment power over all shares of Common Stock indicated as beneficially owned.

NAME AND ADDRESS                                     BENEFICIAL                        PERCENT
OF BENEFICIAL OWNER                                  OWNERSHIP                         OF CLASS
-------------------                                 -----------                        --------
K. S. Adams, Jr.                                     2,099,987(1) shares                 49.8%
4400 Post Oak Parkway Suite 2700
Houston, TX  77027

FMR Corp.                                              421,800(2) shares                 10.0%
82 Devonshire St.
Boston, MA 02109

Dimensional Fund Advisors, Inc.                        212,200(3) shares                  5.0%
1299 Ocean Ave 11th Floor
Santa Monica, CA 90401

Officers and Directors                               2,206,988 shares                    52.5%
as a group (11 persons)

----------

(1) Includes 1,644,275 shares owned by KSA Industries, Inc. ("KSAI"), 324,680 shares owned by Mr. Adams directly, 7,973 shares owned by Mrs. Adams, 123,059 shares held in trusts for Mr. Adams' grandchildren, of which Mr. Adams serves as the trustee.

(2) Based on information contained in a Schedule 13G filing dated February 1, 1999 as amended for 2002. Beneficial owners associated with FMR Corp. include Fidelity Management & Research Company, Fidelity Low-Priced Stock Fund, Edward C. Johnson 3d and Abigail P. Johnson.

(3) Based on information contained in a Schedule 13G filing dated February 3, 2002.

                              ELECTION OF DIRECTORS

     Nine directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting of Stockholders, each to hold office until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. All of the nominees for director named below are now serving as director of the Company. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees listed below unless authorization to do so is withheld. The affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting is required for the election of directors. Stockholders may not cumulate their vote in the election of directors. Although the management of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should occur prior to the meeting, the persons named in the accompanying proxy will vote for another nominee or nominees in accordance with their best unanimous judgment on such matters.

     The following table sets forth the names, ages, and principal occupations of the nominees for director, other directorships of public companies held by them, length of continuous service as a director and number of shares of Common Stock beneficially owned by each of them as of March 22, 2002. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                                                  SHARES OF COMMON
                                                                                                  STOCK BENEFICIALLY
                                           PRINCIPAL OCCUPATION                    DIRECTOR          OWNED AS OF
     NOMINEE AND AGE                         AND DIRECTORSHIPS                      SINCE           MARCH 22, 2002
     ---------------                       --------------------                    --------       ------------------

K. S. Adams, Jr. (79)                     Chairman of the Board and                  1973             2,099,987(1)
                                          President the Company

E. C. Reinauer, Jr. (66)                  Agri-Business Consultant                   1973                 8,473

Edward Wieck (78)                         Cattle & Land                              1976                13,688

E. Jack Webster, Jr. (81)                 Chairman & CEO of  Petrol
                                          Properties, Inc.; Director United          1985                15,189
                                          Missouri Bancshares, Inc. and
                                          Mid American Century Life Ins. Co.

Thomas S. Smith (51)                      Executive Vice President                   1986                50,151
                                          KSA Industries, Inc.

Richard B. Abshire (49)                   Vice President- Finance                    1986                13,200
                                          Of the Company

Claude H. Lewis (58)                      Vice President - Land                      1996                12,000
                                          Transportation and President
                                          of Service Transport Company

John A. Barrett (64)                      Partner - Fulbright & Jaworski, LLP        1997                 3,000

Juanita G. Simmons (47)                   Vice President - Operations                1998                 1,500
                                          Gulfmark Energy, Inc.

----------

(1) Includes 1,644,275 shares owned by KSA Industries, Inc., 324,680 shares owned by Mr. Adams directly, 7,973 shares owned by Mrs. Adams, 123,059 shares held in trusts for Mr. Adams' grandchildren, of which Mr. Adams serves as the trustee.

     All of the nominees for director have been engaged in the principal occupations indicated above for the last five years except Ms. Simmons. Previously, Ms. Simmons served as President of the Company's Ada Crude Oil Company subsidiary. The operations of Ada Crude Oil Company were combined into the Company's Gulfmark Energy, Inc. subsidiary effective January 1, 1998. There are no family relationships among the executive officers or directors of the Company except Mr. Smith, a son-in-law and Mr. Barrett, a first cousin of Mr. Adams.

     The Board of Directors held four meetings in 2001; each of the directors attended at least 75% of the meetings. Only those directors who are not employees of the Company or any of its subsidiaries or affiliates are entitled to receive a fee for their services as directors, or to be reimbursed for out-of-pocket expenses for attending meetings of the Board. Such directors each received a retainer for their services of $1,000 per quarter during 2001.

     The Board of Directors has a standing Audit Committee which met twice during the last fiscal year. The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries and the sufficiency of the audits of all Company activities. This committee is the Board's agent in ensuring the integrity of financial reports of the Company and its subsidiaries, and the adequacy of disclosures to shareholders. The Audit Committee is the focal point for communication between other directors, the independent auditors, internal auditors and management as their duties relate to financial accounting, reporting, and controls. The Board of Directors also maintains a Finance Committee, which is responsible for reviewing the financial transactions of the Company involving any related parties. The Audit and Finance Committees are comprised of the outside directors, currently Messrs. Reinauer, Webster, Barrett and Wieck. Audit and Other Services

     In addition to performing the audit of the Company's consolidated financial statements, Arthur Andersen LLP provided other services during 2001. The aggregate fees billed for 2001 Non-Audit and Audit services are set forth below:

Non-Audit Services:  State tax compliance assistance                  $  17,200
Audit Services:  Audit of the 2001 Consolidated
   Financial Statements                                                 318,500
                                                                      ---------
                     Total                                            $ 335,200
                                                                      =========

                          REPORT OF THE AUDIT COMMITTEE

March 25, 2002

To the Board of Directors:

     We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2001.

     We have discussed with the independent auditors the matters discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                       E. C. Reinauer, Jr.
                                       E. Jack Webster, Jr.
                                       John A. Barrett
                                       Edward Wieck

                               EXECUTIVE OFFICERS

     The following table provides information regarding the executive officers of the Company and its significant subsidiaries. The officers of the Company and the officers and directors of the subsidiaries serve at the discretion of the Board of Directors of the Company.

     NAME                                         POSITION
     ----                                         --------

K. S. Adams, Jr.                 Chairman, President & Chief Executive Officer

Claude H. Lewis                  Vice-President - Land Transportation, and
                                   President of Service Transport Company(1)

Richard B. Abshire               Vice-President - Finance, and President of
                                   Adams Resources Marketing GP, Inc.(1)

Lee A. Beauchamp                 President of Ada Resources, Inc.(1)

James Brock Moore                President of Adams Resources Exploration
                                   Corporation(1)

John M. Fetzer                   President of Gulfmark Energy, Inc.(1)

(1)  Each additional corporation listed is a subsidiary of the Company.

K. S. "BUD" ADAMS, JR. - was born in 1923 in Bartlesville, Oklahoma and graduated from Culver Military Academy, Culver, Indiana in 1940. He attended Menlo College and the University of Kansas engineering school until called to active Naval duty in 1944 serving as an aviation engineering officer on a PAC-Fleet aircraft carrier service unit. In 1947, Mr. Adams founded the Company's predecessor, Ada Oil Company, with its primary interest involving oil and gas exploration and production. Mr. Adams' personal holdings in oil and gas properties and real estate became the basis of the Company when it made its initial public offering in 1974. In addition to his involvement with Adams Resources & Energy, Inc., Mr. Adams' other business interests include farming, ranching and automobile dealerships, and he owns the National Football League franchise - Tennessee Titans.

CLAUDE H. LEWIS was born in Roaring Springs, Texas in 1943 and graduated from high school there in 1961. From 1961 through 1965, Mr. Lewis worked in the oil field as a welder, pumper and driver. In 1965, he joined the Prescon Corporation and became Manager of the Company's Greenville, South Carolina plant manufacturing post tension concrete products. In 1972, Mr. Lewis became a principal with Brazelton Brothers, Inc. Trucking and in 1974 he joined the Company as Personnel and Safety Director of Service Transport Company. He is currently this subsidiary's President, overseeing the Company's common carrier tank truck operation.

RICHARD B. ABSHIRE was born in Los Angeles, California in 1952 and graduated from high school in Westport, Connecticut in 1970. He received his B.B.A. degree (cum laude) in Finance from the University of Texas in 1974 and received an M.B.A. degree from the University of Texas in 1976. Following graduation until joining the Company in 1985, Mr. Abshire was employed by Arthur Andersen LLP. Mr. Abshire is a Certified Public Accountant in the State of Texas and in his capacity with the Company he oversees all accounting, finance and administrative functions, as well as the operations of the Company's Adams Resources Marketing GP, Inc. subsidiary.

LEE A. BEAUCHAMP was born in Baytown, Texas in 1952 and graduated from high school there in 1971. He received his B.B.A. degree in Marketing from Texas A&M University in 1975. Following his December graduation, Mr. Beauchamp joined the Company in January, 1976. He has spent his entire career in different management positions of Ada Resources, Inc. He now serves as President of this subsidiary, which is responsible for the distribution of lube oils and motor fuels into the retail and industrial markets.

JAMES BROCK MOORE III was born in Cleveland, Texas in 1940. He attended St.
     Thomas High School in Houston, Texas, graduating in 1959. He received his B.S. Degree in Mechanical Engineering from the University of Houston in 1964. Following graduation he was employed by Texaco, Inc. in various engineering capacities. He joined Cabot Corporation in 1978 as Manager of Engineering of the oil and gas division, serving in that capacity until 1982 when he joined Texas Gas Exploration Corporation as Vice President of Operations and Engineering. From 1989 to 1996 Mr. Moore was Vice President of Operations for Energy Development Corp. He accepted the position of Senior Vice President with the Company in 1997 and was promoted to President in 1998. In his capacity with the Company, Mr. Moore oversees all oil and gas exploration and production operations.

JOHN M. FETZER joined the Company in March 2002 as President of the Gulfmark
     Energy, Inc. subsidiary. John was born in Lamesa, Texas in 1953 and graduated from high school in Houston, Texas in 1971. He received his B.B.A. degree in Marketing from Stephen F. Austin State University in 1976. He joined Marathon Oil Company in 1976 and held various financial and commercial positions until 1981. From 1981 to 1986, Mr. Fetzer served as Manager, Crude Oil Trading for P & O Falco and UPG Falco, which became Enron Oil Trading and Transportation. He held the position of Vice-President of Crude Oil Trading from 1986 to 1991 and Senior Vice President of Marketing from 1991 to 1993 at Enron Oil Trading and Transportation. From 1993 to September 1994, Mr. Fetzer was a private investor and consulted in oil and gas related matters. He served as Senior Vice-President for Howell Crude Oil Company from September 1994 to December 1996. Mr. Fetzer was Senior Vice-President Crude Oil for Genesis Energy, LP since December 1996 and he served as Executive-Vice President since October 1999.

                             COMPENSATION PHILOSOPHY

     The Board of Directors and management believe it is in the best interest of the Company's shareholders, employees, suppliers and customers to balance the need to reinvest available cash flow to build the Company's equity base with the need to attract and retain key employees. As such, executive compensation has been held to the level required to retain key employees. Annual bonuses are subject to the discretion of the Board of Directors and are generally determined based on a percentage of earnings from operations. As the beneficial owner of 49.5% of the Company's common stock, Mr. Adams is particularly aware of the need to balance shareholders' return with executive compensation.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation of the Company's Chief Executive Officer and each of its most highly compensated executive officers during the three fiscal years ending December 31, 2001, 2000 and 1999. There were no stock options granted by the registrant during the periods presented.

                                                          ANNUAL
                                                       COMPENSATION
          NAME AND                              ---------------------------        OTHER
     PRINCIPAL POSITION           YEAR             SALARY          BONUS       COMPENSATION(1)
---------------------------       ----          -----------     -----------    ---------------

K. S. Adams, Jr.                  2001          $   150,406     $        --        $   8,662
    Chief Executive Officer       2000          $   145,213     $   175,000        $   4,738
                                  1999          $   135,405     $    25,000        $   5,753

Claude H. Lewis                   2001          $   126,191     $        --        $   5,033
    President of  Service         2000          $   126,029     $    65,000        $   5,906
    Transport Company             1999          $   125,929     $   100,000        $   5,560

James Brock Moore III             2001          $   153,454     $        --        $   2,867
    President of Adams            2000          $   141,261     $    30,000        $   2,827
    Resources Exploration         1999          $   126,930     $        --        $   2,696
    Corporation

Richard B. Abshire                2001          $   206,869     $        --        $  10,500
    Vice President Finance and    2000          $   204,961     $   195,000        $  10,417
    President Adams Resources     1999          $   126,699     $   175,000        $   6,012
    Marketing GP,Inc.

Juanita G. Simmons                2001          $   161,975     $        --        $   4,992
    Vice President of             2000          $   149,389     $    91,017        $   5,261
    Gulfmark Energy, Inc.         1999          $   125,532     $    50,000        $   5,815

Lee A. Beauchamp                  2001          $    99,571     $    42,600        $   4,355
    President of Ada              2000          $    85,600     $    25,000        $   3,423
    Resources, Inc.               1999          $    71,240     $        --        $   2,848

----------

     (1) Amounts reflect employer matching contributions to the Company's 401(k) savings plan.

                                PERFORMANCE GRAPH

     The performance graph shown below was prepared under the applicable rules of the Securities and Exchange Commission based on data supplied by Standard & Poor's Compustat. The purpose of the graph is to show comparative total shareholder returns for the Company versus other investment options for a specified period of time. The graph was prepared based upon the following assumptions:

     1. $100 was invested on December 31, 1996 in the Company's common stock, the S&P500 Index, and an index of Integrated Domestic Oil Companies.

     2.   Dividends are reinvested on the ex-dividend dates.

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

            -------------------------------------------------------
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            Among Adams Resources & Energy, Inc., S&P 500 Index and
                     S&P Integrated Domestic Oil Companies
            -------------------------------------------------------

                                    [CHART]

Company/Index                        Dec-96      Dec-97      Dec-98     Dec-99    Dec-00     Dec-01
-------------                        ------      ------      ------     ------    ------     ------
ADAMS RESOURCES & ENERGY INC         100.00      118.14       47.92      71.64    119.22      67.62
S&P 500 INDEX                        100.00      133.36      171.48     207.56    188.66     166.24
OIL (DOMESTIC INTEGRTD)-500          100.00      118.98       96.60     119.94    140.24     147.94

                        TRANSACTIONS WITH RELATED PARTIES

     SAKCO, Ltd. ("SAKCO"), Kenada Oil & Gas, Ltd ("Kenada") and KASCO, Ltd. ("KASCO"), family limited partnerships of which Mr. Adams is a limited partner and Sakdril, Inc. ("Sakdril"), a wholly owned subsidiary of KSA Industries Inc., and Mr. Adams, individually, have participated as working interest owners in certain oil and gas wells administered by the Company. Sakco, Kenada, Kasco, Sakdril and Mr. Adams participated in each of the wells and programs under terms no better than those afforded the other non-affiliated working interest owners. Associated with this activity, as of December 31, 2001, the Company was owed $251,000 from these related parties and the Company owed $233,000 to these related parties. Such amounts have been fully paid during 2002 in the normal course of business.

     David B. Hurst, Secretary of the Company, is a partner in the law firm of Chaffin & Hurst. The Company has been represented by Chaffin & Hurst since 1974 and plans to use the services of that firm in the future. Chaffin & Hurst currently leases office space from the Company. Such transactions with Chaffin & Hurst are on the same terms as those prevailing at the time for comparable transactions with unrelated entities.

     The Company also enters into certain transactions in the normal course of business with other affiliated entities. These transactions with affiliated companies are on the same terms as those prevailing at the time for comparable transactions with unrelated entities.

                                 OTHER BUSINESS

     The Company knows of no matters to be presented for consideration at the meeting other than those described above. If other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying proxy, and acting pursuant to authority granted thereunder, will vote in accordance with their best unanimous judgment on such matters.

     Any proposal to be presented by any stockholder at the 2003 Annual Meeting of Stockholders must be received by the Company prior to December 15, 2002.

                                       By Order of the Board of Directors

                                       David B. Hurst
                                       Secretary

Houston, Texas
March 25, 2002

                         ADAMS RESOURCES & ENERGY, INC.
                ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 2002

                     PROXY SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby appoint(s) K.S. Adams Jr. and R.B. Abshire and each of them lawful attorneys and proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas on Wednesday, April 24, 2002, at 11:00 a.m. and any adjournments thereof, and to vote thereat the number of shares the undersigned would be entitled to vote if personally present:

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                         ADAMS RESOURCES & ENERGY, INC.

                                 APRIL 24, 2002



              o Please Detach and Mail in the Envelope Provided o


------------------------------------------------------------------------------------------------------------------------------------
        PLEASE MARK YOUR
A [X]   VOTES AS IN THE
        EXAMPLE USING


                        FOR
                 all nominees listed      WITHHELD

1. Election                                           NOMINEES:  K.S. Adams, Jr.     T.S. Smith
   of                   [ ]                 [ ]                  J.A. Barrett        E. Wieck
   Directors                                                     C.H. Lewis          E.J. Webster, Jr.
                                                                 E.C. Reinauer, Jr.  R.B. Abshire
For all nominees listed (except marked to the contrary           J.G. Simmons
below)

------------------------------------------------------                          The undersigned hereby revokes any proxy or proxies
                                                                                heretofore given to vote such shares.

                                                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
                                                                                IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.
                                                                                IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                                                                FOR THE PROPOSAL (1) AND IN ACCORDANCE WITH THE
                                                                                JUDGMENT OF THE PERSONS VOTING THE PROXY WITH
                                                                                RESPECT TO OTHER MATTERS WHICH MAY PROPERLY BE
                                                                                PRESENTED AT THE MEETING.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.




SIGNATURES                                                                                        DATE
          --------------------------------------------------------------------------------------      -----------------------------


NOTE:  Your signature should be as your name appears hereon. When signing in a fiduciary or representative capacity, please show your full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.